
Winner WINNER MEDICAL





Winner Medical Group, Inc.
(NYSE Amex: WWIN)

A Leading Medical and Wound Care Dressings Manufacturer

November 2009

Safe Harbor Statement



This presentation contains certain statements that may include "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included herein are "forward-looking statements" including statements regarding Winner Medical Group Inc. and its subsidiary companies business strategy, plans and objective and statements of non-historical information. These forward looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. Although Winner Medical Group Inc. believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Winner Medical Group Inc.'s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in Winner Medical Group Inc.'s periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to Winner Medical Group Inc. or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, Winner Medical Group Inc. does not assume a duty to update these forward-looking statements.

This presentation also contains preliminary results for the 4th Quarter of 2009 which are unaudited, and hence, such results are subject to change and may be different from the audited financial results for such period filed with the Securities and Exchange Commission.

Company Overview



- Leading worldwide manufacturer and exporter of high quality medical dressing products including medical care, wound care, home care and PurCotton products.
- Headquartered in Shenzhen City with seven wholly owned operating manufacturing facilities and 5,000 employees.
- Vertically integrated model enables strict quality control. Raw material processing → semi-finish products → finish products.
- Strong R&D capability focusing on the PurCotton manufacturing process and value-added features to current products.
- Extensive international sales network supplying top multinational medical producers and distributors
- Rapid expansion in China through sales in hospitals, chain drugstores and distributors. Launching branded consumer products to gain additional market share.
- Robust revenue growth with 5-year CAGR of 21.9% from 2003-2008.

Company History and Key Milestones



- 1991: Winner Zhuhai founded in February 1991
- 1995: Winner Chongyang and Jingmen established to engage in weaving and bleaching. Winner Medical Group is able to manage the manufacturing process from raw material to finished products
- 1997: Winner Shenzhen established in January 1997
- 1999: Winner Yichang established in April 1999
- 2000: Winner Hubei (Tianmen) established in 2000
- 2001: Winner Jiayu established in February 2001
- 2001: Winner Medical Group moved its headquarters to Shenzhen in September 2001
- 2003: Winner Xishui (Winner Medical Group has 40% ownership) established in 2003
- 2005: Winner Huanggang and Winner Shanghai established in March 2005
- 2005: Start trading on OTC Bulletin Board in December 2005 under the symbol of WMDG
- 2007: PurCotton launch and production lines commenced operation in late 2007
- 2008: Winner Hong Kong established in 2008
- 2009: Listed on NYSE AMEX starting from October 8, 2009 under the symbol of WWIN

Select Financials



Last-Traded Price (11/04/09)	$5.10
Shares Outstanding	22.4 M
Market Capitalization	$114.2 M
Management Ownership	82.2%
Fiscal Year End	September 30
Q4 Revenues*	$27.7 M +9.7%
Q4 Net Income*	$2.8 M +72.2%
Revenue FY 2009*	$98.4 M +15.1%
Net Income FY2009*	$ 8.9 M +76.3%
Cash Flow from Ops – First Nine Months FY09**	$9.9M +153.8%
Auditor	BDO
Legal	Winston & Strawn LLP

*Preliminary Q4 2009 and FY 2009 results unaudited

** For the period ending June 30, 2009

Rising Global Demand

- Industry demand driven by technological advances and new healthcare industry demands
- Favorable market trends:
  - Aging demographics
  - Hospitals reducing costs, fuelling demand for alternative products that increase efficiency and reduce labor
  - Environmental concerns guarantee demand for biodegradable products
- Global import for medical dressing reached to ~13.1 billion in 2008, increased 10.24% vs 2007*
- EU demand for medical dressing supplies expected to grows at 8.4% annually#

2006-2008 The Top 10 Regions' Import for Medical Dressing



$million
3000
2500
2000
1500
1000
500
0
2006
2007
2008

	America	Germany	Japan	France	United Kingdom	Italy	Belgium	Spain	Netherland	Canada
2006	2637.75	1196.77	822.86	733.74	526.67	448.24	388.87	282.1	311.66	284.47
2007	2905.16	1396.54	844.31	732.87	610.06	497.85	438.12	340.25	323.89	313.2
2008	2911.71	1513.92	1065.52	788.72	650.21	578.03	520.06	384.73	351.4	350.64

China Chamber of Commerce for Import & Export of Medicines & Health Products (CCCMHPIE)

#Frost & Sullivan Research Report

Growth in Exports from China

Strengthening Overseas Market Penetration

- Export growth is driven by manufacturing shift to lower-cost labor and manufacturing areas
- China exported 3 billion worth of medical dressing (medical and wound care) products in 2008*

Gaining Market Share among Leading International OEMs

- Winner provides increasingly customized products, with highest quality and specialized design, manufacturing and packaging services. Company is FDA approved to ship finished goods to the U.S.

Medical Dressing Exports from China


US$ million
2008
3,113
2007
2,406
2006
2,231
2005
1,824
2004
1,494
2003
1,261

*China Chamber of Commerce for Import & Export of Medicines & Health Products (CCCMHPIE)

Worldwide Marketing and Distribution of Products

Winner Medical Products Sold in Major Regions across the World


China

Domestic Market



Expanding Domestic Market Demand

- Demand in China for disposable medical products has grown 14% per year since 1990#
- Demand for China medical dressing was ~$1.9billion in 2008, CAGR expected to be >30% from 2009-2013*
- 12.8% of Winner Medical sales were within China in FY 2008 and increased to 20.6% in Q3 2009

Broadening Distribution Channel to Capture Domestic Market Potential

- Distributors and direct sales to major cities around Beijing, Shanghai, Guangzhou, Shenzhen, Wuhan, and Fuzhou
- Cooperating with 7 out of the TOP 10 drugstores chains in China which have a combined network of approximately 20,000 locations in all major cities
- Direct sales to more than 30 hospitals in Guangdong province
- Joint venture in Chengdu with Huaxi hospital, the largest single hospital in Asia, enables coverage of hospitals in Western China
- Expanding headcount to support sales and distribution network expansion



乌鲁木齐
Urumchi
Shenyang
沈阳
Beijing北京
Xi'an
西安
Shanghai
上海
Wuhan
武汉
Chengdu
成都
长沙
Changsha
福建Fujian
昆明
Kunming
Guangzhou
深圳
Shenzhen

 # Roth Capital
**China Chamber of Commerce for Import & Export of Medicines & Health Products (CCCMHPIE)*

Scalable Business Model in Strong Growth Segments



Extensive, Diverse Product Portfolio Provides One-Stop-Shop

- Products compromise four broad categories
  - Medical care products: operating room products, procedural packs, protective products and gauze
  - Wound care products: dressing pads, cotton products, retention products and dental products
  - Home care products: handkerchiefs, sweat pads, baby wear and bathing sets
  - PurCotton products: jumble rolls for consumer raw materials, operating room towels, lap sponges, swabs and surgical gowns
- Sustained robust revenue growth: 2003-2008 CAGR: 21.9%
- Expanding product portfolio through focused R&D and market research
- Product rationalization is boosting margins

Medical Care Products




GAUZE SWABS







Wound Care Products


WOUND DRESSING







Home Care Products









PurCotton – New Flagship Product



PurCotton

- Patented revolutionary manufacturing methodology for 100% cotton nonwoven products
- Patents held in China, the U.S., Russia, Singapore, South Africa, Mexico, Nigeria and the Philippines , and the Member States of the European Patent Office
- New technology lowers production costs
  - Eliminates about 90% of labor costs
  - Significantly reduce production lead time from 2-3 months to less than 10 days
- PurCotton has superior characteristics of natural cotton material made using nonwoven technology
  - Higher quality than both woven cotton and nonwoven synthetic fabric
  - Stronger, more natural, safer, more durable, healthier, comfortable and eco-friendly
- Applications address multi-billion market. Ideal substitute for:
  - Woven cotton gauze
    - PurCotton is cost effective and can be produced and shipped quickly to meet customer demand
    - PurCotton is a durable fabric, with superior absorbency and more comfortable. It has high tensile strength and lower weight, and does not produce extraneous fibers and lint
  - Nonwoven synthetic products
    - PurCotton is a "green" product – non-allergenic and fully biodegradable
    - Price gap with polyester will be narrowed due the rising oil prices

Winner WINNER MEDICAL

Revenue Expansion Opportunities – PurCotton





Market Opportunities for PurCotton, a Substitute for Woven Cotton and Non-Woven Synthetic Fabric

- Nonwoven market potential
  - Sales of nonwoven products at the producer level in North America amounted to $5.0 billion in 2005*. The industry is forecasted by INDA to grow long-term by more than 4%.
  - China consumption for non-woven product achieved 23.7% p.a. from 2000 to 2006, expecting 2 million tons in 2010**
  - Demand for global medical nonwoven products expected to grow at 4% annual to $12 billion in 2010 #
- PurCotton products can be utilized in multiple markets
  - Medical disposable market: gauze products and surgical gowns
  - Consumer market: wipes, baby products, feminine products and other hygiene products
- PurCotton product line: roll out on track
  - Revenue in Q4 of 2009 increased 91.3% sequentially to $2.3 million
  - Company sells everything it can make and is adding two new production lines
- **Launched "PurCotton" Brand Products to Capture Additional Market Share**
  - Utilizing recognized marketing firm to implement extensive go to market strategy
  - Higher margin product portfolio

** Association of the Nonwoven Fabrics Industry (INDA)*
***China Nonwovens & Industrial Textiles Association*
#Global Industry Analysts









Growth Strategy





- **Consolidate Product Portfolio & Customer Mix to Drive Margin Growth**
  - Migrating to higher margin products and reducing production and sales of non-core and low growth products
  - Focus on expansion and penetration into leading international brands which represent high quality and are willing to pay a premium
- **Further Penetration into Existing OEM Customers with New Products**
  - FDA and CE pipeline via strong R&D focus
  - Promote products in Japan, the U.S., China, and Europe
  - Market Winner Medical as a total procurement solution provider
  - Further expand to developing markets in the Middle East, SE Asia and South America
- **Develop Distribution Network to Capture Opportunities in China**
  - Cooperate with OTC pharmacy chains
  - Partner with regional distributors in selected provinces in China
  - Direct sales to hospitals
- **Market New PurCotton Products to Drive Medium- to Long-term Growth**
  - Expand PurCotton production capacity to meet dramatically increasing demand
  - Develop and market new PurCotton products and build “PurCotton” brand name in China’s retail market

Top Tier Clients



Broad Base of Customers

- 18+ years of business relationships with leading multinational medical producers and distributors that employ high quality standards
- Diversified customer base of 150+ clients, with the top 10 customers accounting for approximately 45% of fiscal 2008 annual revenue

Existing Customers

CardinalHealth	BSN medical	Medeco	vernoncarus
United States	Germany	Netherlands	United Kingdom
COVIDIEN	ARTSANA	MÖLNLYCKE HEALTH CARE	白十字
United States	Italy	Sweden	Japan

Research & Development

Driving Innovation through Dedicated R&D

- 80+ professionals dedicated to R&D efforts
- R&D expenses increased from ~1.5% to ~2.1% of revenue over the past four years
- PurCotton R&D is enhancing the manufacturing process, shortening the production cycle, reducing waste and improving product quality and cost efficiency
- Continued R&D efforts to develop value-added features with PurCotton and other products



Winner WINNER MEDICAL

Vertically Integrated and Expanding Production Capacities



Strict Quality Controls; Advanced Production Technology

- Fully integrated production capabilities from upstream raw material processing to export of finished products
- Provides total procurement solutions to customers, including design and R&D support
- Seven wholly owned operating factories in Hubei and Shenzhen City
- Facilities occupy nearly 1 million square meters

PurCotton Expansion Plans

- New production base for PurCotton occupying a total area of approximately 565,000 square meters in Huanggang, Hubei province near shipping ports
- Company sells everything it can make and is adding two new production lines







Strong and Experienced Management Team



- **Jianquan Li** - CEO
  - Founder of Winner Group and has served as Chairman and CEO since subsidiary company's formation in 1991
  - Chief Executive Officer, President and Director
  - Key to developing the strategic vision; oversees the implementation of business plan
- **Xiuyuan Fang** – CFO
  - Chief Financial Officer, Vice President and Treasurer, and Director
  - Worked in Winner Group since 1999
  - Certified public accountant and has extensive experience in financial management, capital management and tax planning
- **Yagang Xie** – Head of R&D
  - 40 years' experience in chemical technology, weaving, dyeing and finishing
- **Xia Tang** – Head of Operations
  - 20 years' experience in operation management
- **Shuhua Yang** – Head of International Sales
  - Extensive experience in international sales
- **Junxiong Zeng** – Head of Domestic Sales
  - Experience in manufacture, quality assurance, and R&D

Winner WINNER MEDICAL

Strong Revenue Growth with Stable Margins

Income Statement ($ in thousands)	Q3 2008	Q3 2009	FY2007	FY2008
Revenues	23,073	24,357	70,280	85,505
Revenue Growth (YOY)	-	*5.6%*	-	*21.7%*
Cost of revenues	17,094	17,176	52,869	64,086
Gross profit	5,979	7,181	17,411	21,419
Gross profit margin	*25.9%*	*29.5%*	*24.8%*	*25.0%*
SG&A, and R&D expenses	3,655	3,600	11,959	14,437
Operating profit	2,154	3,724	5,819	6,020
Operating profit margin	*9.3%*	*15.3%*	*8.3%*	*7.0%*
Net income	1,736	3,063	5,624	5,066
Net Income Growth (YOY)	-	*76.4%*	-	*-9.9%*



35%
30%
25%
20%
15%
10%
5%
0%
25%
27%
25%
22%
25.91%
26.52%
25.66%
28.13%
29.49%
8%
7%
6%
3%
7.50%
6.30%
5.73%
7.97%
12.58%
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
Gross Margin
Net Margin

Robust Profit Growth


Quarterly Net Profit
US$ m
3.5
3
2.5
2
1.5
1
0.5
0
1.16
1.47
0.57
1.64
1.74
3.06
1.60
2.75
*
Q1
Q2
Q3
Q4
2008
2009

*Preliminary Q4 2009 results unaudited



Q4 2009 Preliminary Results

Q4 2009 (July 1-September 30, 2009)

- Q4 2009 preliminary revenue increased **9.7%** to $27.7 million compared to $25.2 million in Q4 2008.
- Q4 2009 preliminary net income increased **72.2%** to $2.8 million compared to $1.6 million in Q4 2008.
- Chinese market preliminary sales increased by **123.4%** to $5.0 million versus Q4 2008.
- PurCotton product preliminary sales increased **91.3%** to $2.3 million from Q3 2009.

FY 2009

- FY 2009 preliminary revenue increased **15.1%** to $98.4 million compared to $85.5 million in FY 2008.
- FY 2009 preliminary net income increased **76.3%** to $8.9 million compared to $5.0 million in FY2008.

Healthy Balance Sheet



Key Balance Sheet Items (in millions US$)

	As of June 30, 09	As of Sept 30, 08
Cash and cash equivalents	7.84	6.46
Accounts Receivables	11.50	13.52
Inventory	14.79	15.84
Current Assets	40.13	41.33
Total Assets	98.62	101.92
Short-term bank loans	7.76	15.03
Current Liabilities	19.35	28.97
Total Liabilities	19.39	29.01
Stockholders' Equity	79.16	72.76

Winner WINNER MEDICAL

Investment Highlights



- Solid Revenue Growth with a Strong Focus on Profitability
  - Consistent robust revenue growth: CAGR 21.9% 2003-2008
  - Focus on margin expansion to enhance profitability
- Extensive Overseas Distribution Network and Strong Market Leadership Position
  - Largest exporter by volume in China's medical dressing industry
  - 18+ years of relationships with multinational produces and distributors
- Patented and high growth PurCotton products with superior characteristics.
- Scalable Business Model in Strong Growth Segments
  - Solid growth across all markets
  - Comprehensive product range, reckoned quality and strong FDA and CE product pipelines
- Continued Innovation and PurCotton Launch Open New Markets and Drive Medium to Long Term Growth

WINNER MEDICAL

Thank You



Winner WINNER MEDICAL



Appendix

Organizational Structure



Winner Medical Group Inc.
100% control
Winner Group Limited
Seven wholly owned operating subsidiaries, and four joint venture companies.
Winner Industries (Shenzhen) Co., Ltd.
Winner Medical & Textile Ltd. Zhuhai *
Winner Medical & Textile Ltd. Jingmen
Hubei Winner Textiles Co., Ltd.
Winner Medical & Textile Ltd. Yichang
Winner Medical & Textile Ltd. Chongyang
Winner Medical & Textile Ltd. Jiayu
Winner Medical (Huanggang) Co., Ltd.
Shanghai Winner Medical Apparatus Co., Ltd.
Winner Medical & (Hong Kong) Ltd.
Winner Medical & Textile Ltd., Xishui
100% owned
60% owned
60% owned
40% owned
Chengdu Winner Likang Medical Appliances Co., Ltd.
49% owned

** On February 1, 2008, the Company stopped all the business operations of Winner Medical & Textile Ltd. Zhuhai, "Winner Zhuhai", and filed for the deregistration of Winner Zhuhai with various government authorities in the PRC.*

Major Products with FDA Approval



#	Class	Classification Name	Proprietary Name (brand name)	Common or Usual Name
1	I	Sling, Arm	Triangular Bandage - Non-Sterile	Triangular bandage - Arm sling
2	I	Cover, Shoe,Operating-Room	Surgical Shoe Cover	Various types of Shoe Covers
3	I	Shoes , Operating-Room	Surgical Shoes	Various types of Surgical Shoes
4	I	Shoe and Shoe Cover, Conductive	Shoe and Shoe cover	Various types of shoes and shoe covers
5	I	Suit, Surgical	Suits	Various Coats, Jackets, and Trousers
6	I	Cap, Surgical	Surgical Caps	Caps
7	II	Gown,Isolation,Surgical	Isolation Gowns	Various types of Isolation Gowns
8	I	Gown,Examination	Cover Gowns	Various types of Cover Gowns
9	II	Gown,Operating-Room	Protection Gown	Various types of Protection Gowns
10	II	Mask,Surgical	Surgical Masks	Masks
11	I	Applicator, Absorbent Tipped	Absorbent Tipped Applicator	Various types of Absorbent Tipped Applicators
12	I	Adhesive,Tape and Bandage	AdhesiveTape and Bandage	Various types of Adhesive Tapes and Bandage
13	I	Pad, Eye	Eye Pad	Eye Pad made of Various materials
14	I	Bandage, Elastic	Elastic Bandages	Various types of Elastic Bandages
15	I	Absorber, Saliva	Saliva absorber	Various types of Saliva Absorber
16	I	Forceps, General % plastic surgery	Forceps	Various types of forceps
17	I	Scissors, general, surgical	Scissors	Various types of scissors

Major Products with FDA Approval *(cont'd)*



#	Class	Classification Name	Proprietary Name (brand name)	Common or Usual Name
18	I	Blade, scalpel	Scalpel	Various types of scalpels
19	I	Depressor, Tongue, Non-surgical	Tongue Depressor	Various Types of Tongue Depressors
20	I	Cotton, roll	Cotton rolls	Various Types of Cotton Rolls
21	I	Evacuator, Oral Cavity	Oral Evacuator	Various types of Oral Evacuators
22	I	Gauze/Sponges, Internal	Gauze sponges	Various types of Gauze Sponges
23	I	Tray, Impression, Preformed	Impression Tray	Various Types of Impression Tray
24	I	Syringes, restorative and impression material	Retoration sryinges	Various types of restoration syringes
25	I	Mouthpiece, Saliva Ejector	Saliva Ejector	Various Types of Saliva Ejectors
26	I	Syringes, periodontic, endodontic, irrigating	periodontic syringe	Various Types of Periodontic Syringes
27	I	Tourniquet, nonpneumatic	Tournique	Various Types of Nonpneunatic Tourniquets
28	I	Tourniquet, Gastro-Urology	Tournique	Various Types of Gastro and urology Tourniquets
29	I	Unit, Operative dental	Multiple	Various Protective Barriers and Sleeves
30	I	Gauze/Sponges, Internal, X-ray Detectable	X-ray Detectable Gauze Sponges, laparotomy sponges	Various types of X-ray Detectable Gauze Sponges, laparotomy sponges
31	I	Fiber, medical. Absorbent	Gauze sponges	Various types of Gauze Sponges
32		Alcohol Pad		

Solid Revenue Driven by Demand for Traditional Line Products from Chinese Customers



Revenue by Market



US$ m
12
10
8
6
4
2
0
9.8
5.0
4.6
3.8
1.2
10.3
3.3
4.4
4.0
1.0
Q3 09
Q3 08
Europe
China
Americas
Japan
Other

Q3 09 Revenue by Market



4.94%
15.69%
40.04%
18.71%
20.62%
Europe
China
Americas
Japan
Other

Q3 08 Revenue by Market



4.13%
17.33%
44.82%
19.26%
14.46%
Europe
China
Americas
Japan
Other

WINNER MEDICAL